                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement    [_] Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material under Rule 14a-12



                         Mercantile Mutual Funds, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)  Title of each class of securities to which transaction applies:


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(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)  Total fee paid:

--------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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

                         MERCANTILE MUTUAL FUNDS, INC.



                                                            April __, 2001

Dear Shareholder:

     The Board of Directors of Mercantile Mutual Funds, Inc. ("Mercantile") is pleased to invite you to a Special Meeting of Shareholders of the Mercantile Conning Money Market Portfolio (the "Mercantile Conning Portfolio") to be held at 11:00 a.m. (Eastern time) on May 31, 2001 at the offices of Mercantile's counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA 19103 (the "Special Meeting") to act on a proposed reorganization of the Mercantile Conning Portfolio into the Firstar Conning Money Market Fund, a newly organized portfolio of Firstar Funds, Inc. ("Firstar Funds"). At the Special Meeting, you will be asked to approve a proposed Agreement and Plan of Reorganization dated as of February 23, 2001 (the "Reorganization Agreement") and the transactions contemplated by the Reorganization Agreement pursuant to which the Mercantile Conning Portfolio would be reorganized into the Firstar Conning Money Market Fund (the "Reorganization").

     Background. As you may recall, Mercantile Bancorporation Inc. merged with Firstar Corporation on September 17, 1999. As a result of that merger, Mississippi Valley Advisors Inc. ("MVA"), formerly the investment adviser to Mercantile, became an indirect wholly-owned subsidiary of Firstar Corporation. On March 1, 2000, Firstar Investment Research & Management Company, LLC ("FIRMCO"), also a wholly-owned subsidiary of Firstar Corporation and investment adviser to Firstar Funds, acquired all of the assets and liabilities of MVA. As a result of this acquisition, FIRMCO became the investment adviser to Mercantile.

     On June 6, 2000, the Mercantile Board of Directors approved the reorganization of Mercantile into Firstar Funds. A proxy solicitation was conducted, and a shareholder meeting was held on November 24, 2000. Distribution problems with the proxy statement for the shareholders of the Mercantile Conning Portfolio prevented a proxy solicitation from being completed for the Mercantile Conning Portfolio. Mercantile was unable to adjourn the November 24, 2000 shareholder meeting for a sufficient period of time to complete the proxy solicitation of the Mercantile Conning Portfolio shareholders. At the November 24, 2000 meeting of shareholders, each of the other Mercantile portfolios approved its respective reorganization into a corresponding portfolio of Firstar Funds. On November 27, 2000 and December 11, 2000, the other Mercantile portfolios were reorganized into corresponding portfolios of the Firstar Funds. The Board of Directors of Mercantile continues to believe that the reorganization of the Mercantile Conning Portfolio is in the best interests of its shareholders. At a meeting held on January 29, 2001, the Mercantile Board of Directors reconsidered the reorganization of the Mercantile Conning Portfolio and re-approved the Portfolio's reorganization into Firstar Funds. The purpose of this proxy statement is to solicit your approval of the reorganization of the Mercantile Conning Portfolio into a corresponding portfolio of Firstar Funds.

     The Board of Directors of Mercantile has unanimously approved the Reorganization Agreement, which is outlined in detail in the enclosed proxy materials. The Board of Directors of Firstar Funds has also unanimously approved the Reorganization Agreement. At the upcoming Special Meeting, you will be asked to approve the Reorganization Agreement. If shareholder approval is obtained, the Reorganization will occur on or about June 4, 2001, when your shares in the Mercantile Conning Portfolio will be exchanged for shares of equal value of the Firstar Conning Money Market Fund.

     THE BOARD OF DIRECTORS OF MERCANTILE UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSED REORGANIZATION AGREEMENT.

     In considering the Reorganization Agreement, you should note that the Firstar Conning Money Market Fund is a newly organized shell portfolio of Firstar Funds that has been specifically created for the purpose of the Reorganization. The Firstar Conning Money Market Fund will continue the investment objective and policies of the Mercantile Conning Portfolio. The Firstar Conning Money Market Fund shares you receive in the Reorganization will have the same total value as the value of the Mercantile Conning Portfolio shares that you held immediately prior to the Reorganization. The exchange of Mercantile Conning Portfolio shares for Firstar Conning Money Market Fund shares will be tax-free under federal tax laws.

     The formal Notice of Special Meeting, a Proxy Statement and a Proxy Card are enclosed.

     Whether or not you plan to attend the Special Meeting, you may vote by proxy in any of the following ways:

     1.   Internet - Instructions for casting your vote via the Internet can be
          --------
          found in the enclosed proxy voting materials. The required control number is printed on your enclosed Proxy Card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Card.

     2.   Telephone - Instructions for casting your vote via telephone can be
          ---------
          found in the enclosed proxy voting materials. The toll-free 800 number and required control number are printed on your enclosed Proxy Card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Card.

     3.   By mail - If you vote by mail, please indicate your voting
          -------
          instructions on the enclosed Proxy Card, date and sign the Proxy Card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

     YOUR VOTE IS IMPORTANT TO US. PLEASE REVIEW THE ENCLOSED MATERIALS AND, IF YOU DO NOT PLAN TO ATTEND THE SPECIAL MEETING, COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY. IT IS IMPORTANT THAT YOU RETURN THE PROXY CARD TO ENSURE YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING. YOU ALSO MAY VOTE YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED ON THE ENCLOSED PROXY CARD.

     We look forward to your attendance at the Special Meeting or receiving your Proxy Card or your on-line or telephone instructions so that your shares may be voted at the Special Meeting.

                                             Sincerely,


                                             /s/Jerry V. Woodham
                                             Jerry V. Woodham
                                             Chairman of the Board and President

                         Mercantile Mutual Funds, Inc.
                           615 East Michigan Street
                           Milwaukee, WI 53201-3011

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     OF THE CONNING MONEY MARKET PORTFOLIO

                                                                  April __, 2001

To the Shareholders of the
Mercantile Conning Money Market Portfolio:

     A Special Meeting of Shareholders (the "Special Meeting") of the Mercantile Conning Money Market Portfolio (the "Mercantile Conning Portfolio") will be held on May 31, 2001, at 11:00 a.m. (Eastern time) at the offices of counsel to Mercantile Mutual Funds, Inc., Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103, for the purpose of considering and voting upon:

     ITEM 1. A proposal to approve an Agreement and Plan of Reorganization dated as of February 23, 2001 by and between Mercantile Mutual Funds, Inc. ("Mercantile") and Firstar Funds, Inc. ("Firstar Funds"), and joined in for certain limited purposes by Firstar Investment Research & Management Company, LLC, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Mercantile Conning Portfolio to the Firstar Conning Money Market Fund, a newly organized investment portfolio of Firstar Funds, in exchange for shares of the Firstar Conning Money Market Fund of equal value; (b) the distribution of the shares of the Firstar Conning Money Market Fund to the shareholders of the Mercantile Conning Portfolio in liquidation of the Mercantile Conning Portfolio; and (c) the dissolution of Mercantile under state law and the deregistration of Mercantile under the Investment Company Act of 1940, as amended.

     ITEM 2. Such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

     Item 1 is discussed in detail in the attached Proxy Statement.
Shareholders of record as of the close of business on March 31, 2001 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof. MERCANTILE'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

     YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE PROXY CARD THAT IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF MERCANTILE. YOU ALSO MAY RETURN PROXIES BY (1) TOUCH-TONE TELEPHONE VOTING OR
(2) VOTING ON-LINE. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE SECRETARY OF MERCANTILE A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                             By Order of the Board of Directors


                                             /s/Jerry V. Woodham
                                             Jerry V. Woodham
                                             Chairman of the Board and President


WE NEED YOUR PROXY VOTE IMMEDIATELY. YOU MAY THINK THAT YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, MERCANTILE WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. YOUR VOTE COULD BE CRITICAL IN ALLOWING MERCANTILE TO HOLD THE SPECIAL MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) IMMEDIATELY OR VOTE ON-LINE OR BY TELEPHONE.

                         MERCANTILE MUTUAL FUNDS, INC.
                   Mercantile Conning Money Market Portfolio

                                 April __, 2001

                              Questions & Answers


For Shareholders of the Mercantile Conning Money Market Portfolio (the "Mercantile Conning Portfolio"):

The following questions and answers provide an overview of the proposal to reorganize the Mercantile Conning Portfolio into a mutual fund offered by Firstar Funds, Inc. ("Firstar Funds"). We also encourage you to read the full text of the proxy statement (the "Proxy") that follows.

--------------------------------------------------------------------------------

Q:  What are Mercantile Conning Portfolio shareholders being asked to vote upon?

A: Mercantile Conning Portfolio shareholders are being asked to consider and approve a proposal to reorganize the Mercantile Conning Portfolio into the Firstar Conning Money Market Fund, a mutual fund offered by Firstar Funds.

Q. Why has the reorganization of the Mercantile Conning Portfolio into the Firstar Conning Money Market Fund been recommended?

A: The Board of Directors of Mercantile Mutual Funds, Inc. ("Mercantile") and the Board of Directors of Firstar Funds have determined that the reorganization of the Mercantile Conning Portfolio into the Firstar Conning Money Market Fund is in the best interests of the shareholders of the Mercantile Conning Portfolio and the Firstar Conning Money Market Fund, respectively. Among the benefits for Mercantile Conning Portfolio shareholders are: (i) access to a larger and more diverse group of mutual funds and (ii) spreading relatively fixed costs, such as legal fees, over a larger asset base.

Q:  What is the anticipated timing of the reorganization?

A: The meeting of shareholders to consider the proposal is scheduled to occur on May 31, 2001. If all necessary approvals are obtained, the proposed reorganization will likely take place on or about June 4, 2001.

Q:  Who will receive the Proxy material?

A: The Proxy has been mailed to all persons and entities that held shares of record in the Mercantile Conning Portfolio on March 31, 2001. Please note that in some cases record ownership of and/or voting authority over Fund shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the Proxy material.

Q:  How is the Mercantile Conning Portfolio proposed to be reorganized?

A: The proposed Agreement and Plan of Reorganization for the Mercantile Conning Portfolio, approved by Mercantile's Board of Directors, contemplates the reorganization of the Mercantile Conning Portfolio into the Firstar Conning Money Market Fund, which has not yet commenced operations. The Firstar Conning Money Market Fund was created to continue the operations of the Mercantile Conning Portfolio. The Firstar Conning Money Market Fund has the same objective and investment policies as the Mercantile Conning Portfolio.

Q: How do the expenses of the Mercantile Conning Portfolio and Firstar Conning Money Market Fund compare?

A: Shares of the Firstar Conning Money Market Fund will have lower expenses before waivers than shares of the Mercantile Conning Portfolio before waivers. It is expected that shares of the Firstar Conning Money Market Fund will have the same expenses after waivers as shares of the Mercantile Conning Portfolio after waivers. See "Comparison of the Mercantile Conning Portfolio and the Firstar Conning Money Market Fund - Expenses" on page 7 of the Proxy for more detail.

Q: What are the costs and federal tax implications to shareholders in connection with the proposed reorganization?

A: In general, the costs of the reorganization will not be borne by Mercantile Conning Portfolio shareholders. No sales charge will be imposed on the shares of the Firstar Conning Money Market Fund issued to you in the reorganization, which means that the aggregate value of the Firstar Conning Money Market Fund shares issued to you will be equal to the aggregate value of the Mercantile Conning Portfolio shares that you own immediately prior to the reorganization. In addition, the exchange of Mercantile Conning Portfolio shares for Firstar Conning Money Market Fund shares will be tax-free under federal tax laws.

                         Mercantile Mutual Funds, Inc.
                           615 East Michigan Street
                           Milwaukee, WI  53201-3011
                                1-800-551-3731



                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mercantile Mutual Funds, Inc. ("Mercantile") for use at a Special Meeting of Shareholders of the Mercantile Conning Money Market Portfolio (the "Mercantile Conning Portfolio") and any adjournment(s) thereof (the "Special Meeting") to be held on May 31, 2001 at 11:00 a.m. (Eastern time) at the offices of Mercantile's counsel, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103. Proxies will be solicited by mail. Officers and service contractors of Mercantile or Firstar Investment Research & Management Company, LLC ("FIRMCO"), the Mercantile Conning Portfolio's investment adviser, may also solicit proxies, by telephone, facsimile, Internet, telegraph or personal interview. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Mercantile a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and electing to vote in person. This Proxy Statement and accompanying proxy card will first be mailed to shareholders on or about April __, 2001.

     Only shareholders of record at the close of business on March 31, 2001 ("Record Date") will be entitled to notice of, and to vote at, the Special Meeting. On the Record Date, __________ Class T shares of common stock representing interests in the Mercantile Conning Portfolio were outstanding and entitled to vote at the Special Meeting. Each shareholder of record on the Record Date is entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held.

     At the Special Meeting, shareholders will be asked to act on the following
Proposal:

     (1) To approve an Agreement and Plan of Reorganization dated as of February 23, 2001 (the "Reorganization Agreement") by and between Mercantile and Firstar Funds, Inc. ("Firstar Funds"), and joined in for certain limited purposes by FIRMCO, which provides for and contemplates (a) the transfer of substantially all of the assets and liabilities of the Mercantile Conning Portfolio to the Firstar Conning Money Market Fund, a newly organized investment portfolio of Firstar Funds, in exchange for shares of the Firstar Conning Money Market Fund of equal value, (b) the distribution of the shares of the Firstar Conning Money Market Fund to shareholders of the Mercantile Conning Portfolio in liquidation of the Mercantile Conning Portfolio; and (c) the dissolution of Mercantile under state law and the deregistration of Mercantile under the Investment Company Act of 1940, as amended (the "1940 Act").

     The Reorganization Agreement, the form of which is attached to this Proxy Statement as Exhibit A, provides for the transfer of substantially all of the assets and liabilities of the Mercantile Conning Portfolio, the sole remaining portfolio of Mercantile, to the Firstar Conning Money Market Fund in exchange for shares of the Firstar Conning Money Market Fund of equal value. Each of Mercantile and Firstar Funds is registered as an open-end management investment company (mutual fund) under the 1940 Act. As a result of the reorganization, shareholders of the Mercantile Conning Portfolio will become shareholders of the Firstar Conning Money Market Fund. The transactions contemplated by the Reorganization Agreement are referred to collectively as the "Reorganization."

     If the Reorganization is approved and the transactions contemplated by the Reorganization Agreement are consummated, Mercantile will transfer substantially all of its assets and liabilities, deregister as a registered investment company, and dissolve under Maryland law.

     THE BOARD OF DIRECTORS OF MERCANTILE RECOMMENDS A VOTE FOR THE PROPOSAL.

     PROPOSAL 1:  APPROVAL OF THE REORGANIZATION AGREEMENT

     REASONS FOR THE REORGANIZATION. FIRMCO serves as investment adviser to the Mercantile Conning Portfolio. FIRMCO will serve as investment adviser to the Firstar Conning Money Market Fund. The Reorganization is part of an overall plan to consolidate the mutual fund investment operations of FIRMCO and its affiliates.

     The Board of Directors of Mercantile has unanimously approved, subject to shareholder approval, a proposal for the Mercantile Conning Portfolio to effectuate the transactions set forth in the Reorganization Agreement. The Board believes that the Reorganization has the potential to benefit shareholders by decreasing expenses because of the economies of scale that may be realized by the larger Firstar Funds organization. The Reorganization will allow services to be provided to the Firstar Conning Money Market Fund under the single corporate umbrella of Firstar Funds, which may result in operational efficiencies and cost savings. The Reorganization will eliminate the need to maintain separate registrations for two different business entities and will allow relatively fixed costs, such as legal fees, to be spread across a larger asset base. In addition, the Reorganization will give shareholders access to the broader array of mutual funds offered by Firstar Funds.

     DESCRIPTION OF THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides that substantially all of the assets and liabilities of the Mercantile Conning Portfolio, the sole remaining portfolio of Mercantile, will be transferred to, and acquired by, the Firstar Conning Money Market Fund in exchange for full and fractional shares issued by the Firstar Conning Money Market Fund. Shares issued by the Firstar Conning Money Market Fund will have the same aggregate dollar value as the aggregate dollar value of the shares of the Mercantile Conning Portfolio immediately prior to the effective time of the Reorganization. In connection with Reorganization, the Mercantile Conning Portfolio will distribute to its shareholders the shares received by the Mercantile Conning Portfolio in the Reorganization in liquidation of the

Mercantile Conning Portfolio. Each shareholder of record of the Mercantile Conning Portfolio at the effective time of the Reorganization will receive shares of the Firstar Conning Money Market Fund with the same aggregate dollar value as the shares such shareholder held in the Mercantile Conning Portfolio prior to the effective time of the Reorganization. Each Mercantile Conning Portfolio shareholder of record at the effective time of the Reorganization will receive any unpaid dividends or distributions declared before the effective time of the Reorganization.

     Firstar Funds will establish an account for each former shareholder of the Mercantile Conning Portfolio that will reflect the number of Firstar Conning Money Market Fund shares distributed to that shareholder. The Firstar Conning Money Market Fund shares issued in the Reorganization will be in uncertificated form.

     If the Reorganization Agreement is approved and the transactions contemplated thereby are consummated, the Mercantile Conning Portfolio will transfer substantially all of its assets and liabilities as of the effective time of the Reorganization, all outstanding shares of the Mercantile Conning Portfolio will be redeemed and cancelled in exchange for shares of the Firstar Conning Money Market Fund, and Mercantile will wind up its affairs and apply to be deregistered as an investment company under the 1940 Act and thereafter dissolved under Maryland law.

     The Reorganization is subject to a number of conditions, including: (i) approval by the Mercantile Conning Portfolio shareholders of the Reorganization Agreement and the transactions contemplated thereby as described in the Proxy Statement; (ii) the receipt of certain legal opinions described in the Reorganization Agreement (which include an opinion of Firstar Funds' counsel addressed to Mercantile indicating that the Firstar Conning Money Market Fund shares issued in the Reorganization will be validly issued, fully paid and non-assessable and an opinion of Firstar Funds' counsel addressed to Mercantile and Firstar Funds with respect to certain tax matters); (iii) the receipt of certain certificates from the parties concerning the accuracy of the representations and warranties in the Reorganization Agreement; and (iv) the parties' performance in all material respects of their respective covenants and undertakings as described in the Reorganization Agreement.

     The Reorganization Agreement provides that FIRMCO, or one of its affiliates, will pay all expenses, including any proxy solicitation costs, associated with the Reorganization. The Reorganization Agreement also provides, among other things, that the Reorganization Agreement may be terminated at any time upon the mutual consent of both Mercantile and Firstar Funds, or by either Mercantile or Firstar Funds, under certain conditions, and that the officers of Mercantile and Firstar Funds may amend the Reorganization Agreement as authorized by their respective Boards of Directors.

     Evaluation by the Board of Directors of Mercantile. At a meeting held on April 18, 2000, the Board of Directors of Mercantile was advised that FIRMCO was considering recommending a consolidation of Mercantile with Firstar Funds. The Mercantile Board then met again on June 6, 2000 and July 11, 2000 to consider a reorganization proposal offered by management of Firstar Funds, FIRMCO and its affiliates. In preparation for the June 6, 2000 meeting, each of the directors of Mercantile was provided with detailed information about the reorganization, Firstar Funds and FIRMCO. These materials summarized the principal terms and conditions of the reorganization, including the intention that the reorganization be consummated on a tax-free basis for each portfolio of Mercantile and its respective shareholders. In addition, the Mercantile Directors received comparative information about the Mercantile portfolios and the corresponding portfolios of Firstar Funds, including information concerning, but not limited to, the following matters: (1) investment objectives and policies; (2) advisory, distribution and servicing agreements; (3) fund expenses (with and without giving effect to current expense limitations), including pro forma expenses, relative to peer groups or comparable indices; and (4) performance, including performance relative to peer groups for the portfolios of Firstar Funds. The Mercantile Board also was provided with information about FIRMCO and its investment advisory organization, including the individuals or teams of individuals with responsibility for managing each portfolio of Firstar Funds.

     The reorganization was unanimously approved by the Mercantile Board of Directors on June 6, 2000 subject to the Board's receipt from FIRMCO of additional information on certain aspects of the reorganization. This additional information was received and considered by the Mercantile Board and on July 11, 2000, the Board of Directors of Mercantile unanimously ratified the actions it had taken on June 6, 2000 approving the reorganization.

     During its deliberations, Mercantile's Board of Directors (with the advice and assistance of its counsel) reviewed, among other things: (1) the potential effect of the reorganization on the shareholders of the Mercantile portfolios;
(2) the capabilities, practices and resources of FIRMCO; (3) the investment advisory and other fees paid by the Firstar Funds portfolios, and the historical and projected expense ratios of the Firstar Funds portfolios as compared with those of the Mercantile portfolios and industry peer groups or comparable indices; (4) the investment objectives, policies and limitations of the Firstar Funds portfolios and their relative compatibility with those of the Mercantile portfolios; (5) the historical investment performance records of the Mercantile portfolios and the Firstar Funds portfolios relative to each other and, with respect to the Firstar Funds portfolios, to peer groups; (6) the shareholder services offered by Firstar Funds; (7) the terms and conditions of the agreement and plan of reorganization in connection with the reorganization; (8) the anticipated tax consequences of the reorganization for the respective Mercantile portfolios and their shareholders; and (9) the number of investment portfolio options that would be available to shareholders after the reorganization. The Mercantile Board also considered FIRMCO's belief that the reorganization would eliminate certain duplicative shareholder costs and market overlap, facilitate consolidation of FIRMCO's managerial resources and enhance generally operational efficiencies and focus with respect to the mutual funds advised by FIRMCO.

     After consideration of the foregoing and other factors, the Mercantile Directors unanimously determined that the reorganization was in the best interest of the shareholders of each Mercantile portfolio, and that the interests of the existing shareholders of each Mercantile portfolio would not be diluted as a result of such reorganization.

     A proxy solicitation was conducted and a shareholder meeting was held on November 24, 2000. Distribution problems with the proxy statement for the shareholders of the Mercantile

Conning Portfolio prevented a proxy solicitation from being completed for the Mercantile Conning Portfolio. Mercantile was unable to adjourn the November 24, 2000 shareholder meeting for a sufficient period of time to complete the proxy solicitation of the Mercantile Conning Portfolio shareholders. At the November 24, 2000 meeting of shareholders, each of the other Mercantile portfolios approved its respective reorganization into a corresponding portfolio of Firstar Funds. On November 27, 2000 and December 11, 2000, the other Mercantile portfolios were reorganized into corresponding portfolios of the Firstar Funds. The Board of Directors of Mercantile continues to believe that the reorganization of the Mercantile Conning Portfolio is in the best interests of its shareholders. At a meeting of the Mercantile Board of Directors held on January 29, 2001, the Mercantile Board of Directors reconsidered the reorganization of the Mercantile Conning Portfolio and the Mercantile Directors unanimously determined that the Reorganization was in the best interests of the shareholders of the Mercantile Conning Portfolio and that the interests of the shareholders of the Mercantile Conning Portfolio would not be diluted as a result of such Reorganization.

     Capitalization. The following table sets forth, as of October 31, 2000 (the end of Firstar Funds' fiscal year): (1) the capitalization of the Mercantile Conning Portfolio; (2) the capitalization of the Firstar Conning Money Market Fund prior to the Reorganization; and (3) the pro forma capitalization of the Firstar Conning Money Market Fund as adjusted to give effect to the Reorganization.


---------------------------------------------------------------------------------------------
                                                         Shares             Net Asset Value
                              Total Net Assets         Outstanding            Per Share
                              ----------------      ------------------        ---------
---------------------------------------------------------------------------------------------
Mercantile Conning Money
Market Portfolio                  $196,900,804          196,900,804             $1.00

---------------------------------------------------------------------------------------------
Firstar Conning Money
Market Fund*                      $          0                    0             $1.00

---------------------------------------------------------------------------------------------
Firstar Conning Money
Market Fund (pro forma            $196,900,804          196,900,804             $1.00
combined fund)
---------------------------------------------------------------------------------------------

*Shares of the Firstar Conning Money Market Fund have not been offered to investors as of the date of this Proxy Statement.

     Federal Income Tax Considerations. The Mercantile Conning Portfolio and the Firstar Conning Money Market Fund each intends to qualify as of the effective time of the Reorganization as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Mercantile Conning Portfolio has been, and the Firstar Conning Money Market Fund expects to be, relieved of federal income tax liability.

     Consummation of the Reorganization is subject to the condition that Mercantile and Firstar Funds receive an opinion from Drinker Biddle & Reath LLP, counsel to Firstar Funds, substantially to the effect that, for federal income tax purposes: (i) the transfer of substantially all of the assets and liabilities of the Mercantile Conning Portfolio to the Firstar Conning Money Market Fund in exchange for shares issued by the Firstar Conning Money Market Fund, and the distribution of those Firstar Conning Money Market Fund shares to shareholders of the Mercantile Conning Money Market Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Mercantile Conning Portfolio and the Firstar Conning Money Market Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code in respect of the Reorganization; (ii) no gain or loss will be recognized by the Mercantile Conning Portfolio upon the transfer of its assets and liabilities to the Firstar Conning Money Market Fund solely in exchange for shares of the Firstar Conning Money Market Fund; (iii) no gain or loss will be recognized by the Firstar Conning Money Market Fund upon the receipt of the assets and assumption of the liabilities of the Mercantile Conning Portfolio solely in exchange for Firstar Conning Money Market Fund shares; (iv) the basis of the Mercantile Conning Portfolio's assets received by the Firstar Conning Money Market Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Mercantile Conning Portfolio immediately prior to the Reorganization; (v) the holding period of the Mercantile Conning Portfolio's assets in the hands of the Firstar Conning Money Market Fund will include the period for which such assets have been held by the Mercantile Conning Portfolio; (vi) no gain or loss will be recognized by the Mercantile Conning Portfolio on the distribution to its shareholders of shares of the Firstar Conning Money Market Fund; (vii) no gain or loss will be recognized by the shareholders of the Mercantile Conning Portfolio upon their receipt of the Firstar Conning Money Market Fund shares in exchange for such shareholders' shares of the Mercantile Conning Portfolio; (viii) the basis of the Firstar Conning Money Market Fund shares received by the shareholders of the Mercantile Conning Portfolio will be the same as the basis of the Mercantile Conning Portfolio shares surrendered by such shareholders pursuant to the Reorganization; (ix) the holding period for the Firstar Conning Money Market Fund shares received by each Mercantile Conning Portfolio shareholder will include the period during which such shareholder held the Mercantile Conning Portfolio shares surrendered in exchange therefor, provided that such Mercantile Conning Portfolio shares are held as a capital asset in the hands of such Mercantile Conning Portfolio shareholder on the date of the exchange; and (x) the Firstar Conning Money Market Fund will succeed to and take into account the tax attributes of the Mercantile Conning Portfolio as of the effective time of the Reorganization, as described in Section 381(c) of the Code, subject to conditions and limitations specified in the Code.

     Mercantile and Firstar Funds have not sought, and will not seek, a private ruling from the Internal Revenue Service ("IRS") with respect to the federal income tax consequences of the Reorganization. The opinion of Drinker Biddle & Reath LLP with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.

              COMPARISON OF THE MERCANTILE CONNING PORTFOLIO AND
                     THE FIRSTAR CONNING MONEY MARKET FUND

     Investment Objectives and Policies. The Firstar Conning Money Market Fund is a newly organized shell portfolio of Firstar Funds that has been specifically created for the purpose of the Reorganization. Following the Reorganization, the Firstar Conning Money Market Fund will carry on the business of the Mercantile Conning Portfolio. The Firstar Conning Money Market Fund will have the same investment objective, policies and limitations as the Mercantile Conning Portfolio.

     Expenses. It is projected that the total operating expense ratio for shares of the Firstar Conning Money Market Fund, after fee waivers, will be the same as the total operating expense ratio for shares of the Mercantile Conning Portfolio after waivers. Detailed pro forma expense information is presented in the table below. The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in these portfolios will bear directly or indirectly.

----------------------------------------------------------------------------------------------------
                                                                           Firstar Conning Money
                                          Mercantile Conning                  Market Fund/1/
                                              Portfolio                          Pro Forma
----------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed              None                                None
on Purchases (as a percentage of
offering price)
----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)             None                                None
(as a percentage of offering price)
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed              None                                None
on Reinvested Dividends
----------------------------------------------------------------------------------------------------
Redemption Fee                                   None                                None/2/
----------------------------------------------------------------------------------------------------
Exchange Fee                                     None                                None
----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------
Management Fees/3/                               0.40%                               0.40%
----------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees            None                                None
----------------------------------------------------------------------------------------------------
Other Expenses/4/                                1.07%                               0.97%
----------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses             1.47%                               1.37%
----------------------------------------------------------------------------------------------------
Expense Reimbursement/5/                         0.47%                               0.37%
----------------------------------------------------------------------------------------------------
Net Fund Operating Expenses/5/                   1.00%                               1.00%
----------------------------------------------------------------------------------------------------

______________________________________

1. The Firstar Conning Money Market Fund has not yet commenced operations. The Firstar Conning Money Market Fund will continue the operations of the Mercantile Conning Portfolio upon consummation of the Reorganization.
2. A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3. Management Fees (after waivers) would be 0.17% for the Mercantile Conning Portfolio and the Firstar Conning Money Market Fund Pro Forma.
4. "Other Expenses" for the Mercantile Conning Portfolio and the Firstar Conning Money Market Fund Pro Forma are expected to be less than the amounts shown above because certain service providers are voluntarily waiving a portion of their fees and/or reimbursing the Mercantile Conning Portfolio and the Firstar Conning Money Market Fund for certain other expenses. Other Expenses (after waivers) would be 0.82% for the Mercantile Conning Portfolio and the Firstar Conning Money Market Fund Pro Forma.
5. As a result of fee waivers and/or expense reimbursements, Total Fund Operating Expenses are expected to be less than the amounts shown above. These fee waivers and/or reimbursements are made in order to keep the annual fees and expenses of the Mercantile Conning Portfolio and the Firstar Conning Money Market Fund at a certain level. FIRMCO has committed to waiving/reimbursing fees as needed to ensure that for the period from the effective time of the Reorganization through October 31, 2001, the Total Fund Operating Expense ratio for the Firstar Conning Money Market Fund will not exceed the pro forma after waiver expense ratio. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at FIRMCO's discretion.

EXAMPLE*

     You would pay the following expenses on a $10,000 investment assuming (1) 5% gross annual return, and (2) the Funds' operating expenses remain the same as those shown in the above table.


--------------------------------------------------------------------------------------------------------
                                                                                   Firstar Conning
                                                                                  Money Market Fund
                                             Mercantile Conning Portfolio             Pro Forma
--------------------------------------------------------------------------------------------------------
1 year                                             $  150                                 $  139
--------------------------------------------------------------------------------------------------------
3 year                                             $  465                                 $  434
--------------------------------------------------------------------------------------------------------
5 years                                            $  803                                 $  750
--------------------------------------------------------------------------------------------------------
10 years                                           $1,757                                 $1,646
--------------------------------------------------------------------------------------------------------

*These examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. These examples assume that all dividends and other distributions are reinvested.

     Investment Advisers. FIRMCO serves as investment adviser to the Mercantile Conning Portfolio and will continue to serve as investment adviser to the Firstar Conning Money Market Fund upon consummation of the Reorganization. Conning Asset Management Company serves as sub-adviser to the Mercantile Conning Portfolio and will continue to serve as sub-adviser to the Firstar Conning Money Market Fund upon consummation of the Reorganization.

     FIRMCO is a subsidiary of Firstar Corporation, a bank holding company. On October 4, 2000, Firstar Corporation announced that it had entered into an agreement to merge with U.S. Bancorp, another bank holding company. This merger was consummated on February 27, 2001, and the merged bank holding companies assumed the U.S. Bancorp name. Conning Asset Management Company is an indirect subsidiary of GenAmerica Corporation, a financial services holding company, which in turn is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

     Other Service Providers for Mercantile and the Firstar Funds. Firstar Mutual Fund Services, LLC ("FMFS"), with principal offices at 615 East Michigan Street, Milwaukee Wisconsin 53202, serves as co-administrator for Mercantile, administrator for Firstar Funds and as transfer agent for both Mercantile and Firstar Funds. Mercantile and Firstar Funds have different distributors. Upon completion of the Reorganization, Firstar Funds will continue to engage its existing service providers. In all cases, the types of services provided to the Mercantile and Firstar Funds under these service arrangements are substantially similar.

                           Mercantile                                  Firstar
                           ----------                                  -------
Distributor                BISYS Fund Services Limited Partnership     Quasar Distributors, LLC

Co-Administrators/         BISYS Fund Services Ohio, Inc. and          Firstar Mutual Fund Services, LLC
Administrator              Firstar Mutual Fund Services, LLC

Transfer Agent             Firstar Mutual Fund Services, LLC           Firstar Mutual Fund Services, LLC

Custodian                  Firstar Bank, N.A.                          Firstar Bank, N.A.

Independent Accountants    PricewaterhouseCoopers LLP                  PricewaterhouseCoopers LLP

     Sales Loads and Distribution Arrangements. Shares of the Mercantile Conning Portfolio are sold at net asset value without the imposition of a front-end sales charge at the time of purchase or a contingent deferred sales charge ("CDSC") at the time of redemption. Shares of the Firstar Conning Money Market Fund will also be sold at net asset value without the imposition of a front-end sales charge at the time of purchase or a CDSC at the time of redemption.

     Shareholder Servicing Arrangements. Mercantile has adopted a Shareholder Services Plan with respect to the Mercantile Conning Portfolio pursuant to which the Portfolio pays Service Organizations for shareholder liaison and/or administrative support services provided to their customers who own shares of the Portfolio. Shareholder liaison services means personnel services for shareholders and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts. Administrative support services include providing sub-accounting services, processing dividend payments and forwarding shareholder communications. Under the Shareholder Services Plan, payments by the Mercantile Conning Portfolio for shareholder liaison services and administrative support services may not exceed 0.25% (annualized) and 0.50% (annualized), respectively, of the Portfolio's average daily net assets.

     Firstar Funds has adopted a similar Shareholder Services Plan with respect to the Firstar Conning Money Market Fund pursuant to which the Fund pays Service Organizations for shareholder liaison and/or administrative support services provided to their customers who own shares of the Fund. Shareholder liaison services means personal services for shareholders and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts. Administrative support services include providing sub-accounting services, processing dividend payments and forwarding shareholder communications. Under the Shareholder Services Plan, payments by the Firstar Conning Money Market Fund for shareholder liaison and/or administrative support services may not exceed an annual rate of 0.25% and 0.50%, respectively, of the Fund's average daily net assets.

     Shareholder Transactions and Policies. The Mercantile Conning Portfolio and the Firstar Conning Money Market Fund offer generally similar shareholder transactions and policies. The following charts compare the purchase, redemption and exchange policies of the Mercantile Conning Portfolio and the Firstar Conning Money Market Fund.

                               Purchase Policies
                               -----------------

                            Mercantile Conning                    Firstar Conning
                            ------------------                    ---------------
                                Portfolio:                       Money Market Fund:
                                ---------                        -----------------
                    Mercantile does not have any minimum    Firstar does not have any minimum
Minimum Initial     investment requirement but the          investment requirement but the
Investment          customer's financial institution may    customer's financial institution may
                    do so.                                  do so.

Minimum             Mercantile does not have any minimum    Firstar does not have any minimum
Subsequent          subsequent investment requirement but   subsequent investment requirement but
Investments         the customer's financial institution    the customer's financial institution
                    may do so.                              may do so.

Purchase Methods    Follow established procedures of the    Follow established procedures of the
                    customer's financial institution.       customer's financial institution.

                             Redemption Procedures
                             ---------------------

                                 Mercantile Conning                   Firstar Conning
                                 ------------------                   ---------------
                                     Portfolio:                      Money Market Fund:
                                     ---------                       -----------------
Through a broker-dealer,                Yes                                Yes
other financial
organization, or shareholder
organization

By mail, telephone, wire or     Follow established procedures    Follow established procedures
Internet                        of the customer's financial      of the customer's financial
                                institution.                     institution.

By Systematic Withdrawal Plan           No                                 No

Checkwriting feature                    No                                 No

                                 Share Exchanges
                                 ---------------

                                 Mercantile Conning                    Firstar Conning
                                 ------------------                    ---------------
                                     Portfolio:                       Money Market Fund:
                                     ---------                        -----------------
Through a broker-dealer,         No exchange privilege                No exchange privilege
other financial
organization, or shareholder
organization

     PRICING OF SHARES FOR THE MERCANTILE CONNING PORTFOLIO AND FIRSTAR CONNING MONEY MARKET FUND

     Mercantile Conning Money Market Portfolio: Shares of the Mercantile Conning Portfolio are sold at their net asset value (NAV). The NAV for shares of the Mercantile Conning Portfolio is determined as of 11:00 a.m. (Central time) and as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m. Central time) on any day that both the NYSE and the Federal Reserve Bank's Fedline System are open for business. The NAV is determined by adding the value of the Mercantile Conning Portfolio's investments, cash and other assets, subtracting the Mercantile Conning Portfolio's liabilities and then dividing the result by the total number of shares of the Mercantile Conning Portfolio that are outstanding.

     A properly placed purchase order that is delivered to Mercantile by 1:00 p.m. (Central time) on any business day receives the share price next determined if Mercantile receives payment in federal funds or other immediately available funds by 3:00 p.m. (Central time) that day. If payment is not received by that time, the order will be cancelled. A properly placed purchase order that is delivered to Mercantile after 1:00 p.m. (Central time) will be placed the following business day.

     Firstar Conning Money Market Fund: The net asset value of the Fund for purposes of pricing purchase and redemption orders is determined as of 11:30 a.m. Central time and as of the close of regular trading hours on the NYSE, normally, 3:00 p.m. Central time, on each day on which both the NYSE is open for trading and the Federal Reserve Banks' Fedline System is open. Shares of the Fund are not priced on days when the NYSE is closed. Net asset value per share is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding shares.

     Purchase requests for the Fund received in proper form before 11:30 a.m. Central time on a business day for the Fund generally are processed at 11:30 a.m. Central time on the same day. In order to be processed at 11:30 a.m. Central time, payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price. Purchase requests accompanied by a check or wire payment for the Fund which are received at or after 11:30 a.m. Central time will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours on the NYSE (normally 3:00 p.m. Central time). Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the NYSE will be executed on the next business day after receipt of both order and payment in proper form.

     DIVIDENDS

     Dividends for both the Mercantile Conning Portfolio and the Firstar Conning Money Market Fund are declared daily and paid monthly.

     Comparison of Business Structures. Mercantile, known as The ARCH Fund, Inc. until March 31, 1999, was organized as a Maryland corporation on September 9, 1982. It is subject to its Charter and By-Laws. Firstar Funds was organized as a Wisconsin corporation on February 15, 1988 and is subject to the provisions of its Charter and By-Laws. Mercantile's Charter authorizes the Board of Directors to issue full and fractional shares of capital stock ($0.001 par value per share), and to classify or reclassify any unissued shares into one or more additional classes of shares. Firstar Funds' Charter authorizes the Board of Directors to issue full and fractional shares of capital stock ($0.0001 par value per share) and to classify and reclassify any particular class of shares into one or more additional series of shares.

     In general, the Charter documents governing Mercantile are similar to those documents governing Firstar Funds. Although the rights of a shareholder of a Wisconsin corporation vary in certain respects from the rights of a shareholder of a Maryland corporation, the attributes of a share of common stock of each corporation are comparable. Each share of Mercantile and Firstar Funds represents an equal proportionate interest in the related investment portfolio with other shares of the same class (if applicable) and is entitled to dividends and distributions on the assets belonging to such investment portfolio as are declared in the discretion of the respective Board of Directors. Shares of both Mercantile and Firstar Funds are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote in the aggregate and not by portfolio or class except as otherwise required by law or when class voting is permitted by its Board.


                                VOTING MATTERS

   MERCANTILE'S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

     General Information. Mercantile's Board is furnishing this Proxy Statement in connection with the solicitation of proxies for the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of Mercantile and Firstar Funds may also solicit proxies by telephone or otherwise. Shareholders may vote: (1) by mail, by marking, signing, dating and returning the enclosed Proxy Card in the enclosed postage-paid envelope; (2) by touch-tone voting; or (3) by on-line voting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Mercantile a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

     Only shareholders of record of the Mercantile Conning Portfolio at the close of business on the Record Date will be entitled to vote at the Special Meeting. On the Record Date, there were ____________ shares of the Mercantile Conning Portfolio outstanding and entitled to vote.

     Each whole and fractional share of the Mercantile Conning Portfolio is entitled to a whole or fractional vote as the case may be.

     If an accompanying Proxy Card is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting. If no specification is made on the Proxy Card, your proxy will be voted FOR the Proposal. You may also vote your proxy by toll-free phone call or on-line voting as described in the enclosed Proxy Card.

     Shareholder and Board Approvals. The Reorganization Agreement is being submitted for approval at the Special Meeting by Mercantile's shareholders pursuant to Mercantile's Charter and By-Laws. The reorganization of the Mercantile Conning Portfolio was initially approved by Mercantile's Board of Directors at a meeting held on June 6, 2000 and ratified on July 11, 2000.
After the failure to complete the proxy solicitation, the Board reconsidered the reorganization and the Reorganization Agreement was unanimously approved by Mercantile's Board at a meeting held on January 29, 2001. The Reorganization Agreement must be approved by the vote of a majority of the shares of the Mercantile Conning Portfolio entitled to vote at the Special Meeting.

     Other Shareholder Information. At the record date for the Meeting, Donaldson Lufkin & Jenrette Securities, Pershing Division, One Pershing Plaza, Jersey City, New Jersey 07399-0002, held of record __ % of the Portfolio's outstanding shares as agent for its customers but did not possess voting or investment power with respect to such shares. To the Fund's knowledge, at the record date, no person possessed sole or shared voting or investment power with respect to more than 5% of the Portfolio's outstanding shares.

     Annual Meetings and Shareholder Meetings. Neither Mercantile nor Firstar Funds presently intends to hold annual meetings of shareholders for the election of directors and other business unless otherwise required by the 1940 Act or applicable state law. Under certain circumstances, however, holders of at least 10% of the outstanding shares of Mercantile have the right to call a meeting of shareholders.

     Firstar Funds' Board of Directors has adopted a By-Law in accordance with the Wisconsin Business Corporation Law that requires Firstar Funds to hold an annual shareholder meeting for the election of directors and other business only in a year in which certain specified items are required to be acted upon by shareholders under the 1940 Act. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors or other business. To the extent required by law, Firstar Funds will assist in shareholder communications in such matters.


                            ADDITIONAL INFORMATION

     Beneficial Ownership of Shares by Directors. As of the Record Date, the directors of Mercantile held as a group beneficially or of record less than 1% of the outstanding shares of the Fund.

     Other Matters. Mercantile's Board of Directors knows of no other matters to be presented at the Meeting other than as set forth above. However, if any other matters properly come before the meeting that Mercantile did not have notice of reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgement, and discretionary authority to do so is included in the proxy.

                                                                 _________, 2001

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE YOUR PROXY BY TOLL-FREE TELEPHONE OR ON-LINE AS DESCRIBED ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     MERCANTILE WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO SHAREHOLDERS CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL PERIOD ENDED OCTOBER 31, 2000 (THE "ANNUAL REPORT"). REQUESTS FOR COPIES OF THE ANNUAL REPORT SHOULD BE DIRECTED TO MERCANTILE AT THE ADDRESS AT THE BEGINNING OF THIS PROXY STATEMENT OR BY TELEPHONE AT 1-800-452-2724. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

                                   EXHIBIT A

                             AGREEMENT AND PLAN OF
                                REORGANIZATION

                             AGREEMENT AND PLAN OF
                                REORGANIZATION
                                BY AND BETWEEN
                              FIRSTAR FUNDS, INC.
                                      AND
                         MERCANTILE MUTUAL FUNDS, INC.



                         DATED AS OF FEBRUARY 23, 2001

                               TABLE OF CONTENTS

                                                                                                            Page
                                                                                                            ----
1.   CERTAIN DEFINITIONS..................................................................................    2
2.   THE REORGANIZATION...................................................................................    2
3.   CALCULATIONS.........................................................................................    3
4.   VALUATION OF ASSETS..................................................................................    4
5.   VALUATION TIME.......................................................................................    5
6.   EFFECTIVE TIME OF THE REORGANIZATION.................................................................    5
7.   TERMINATION OF MERCANTILE............................................................................    5
8.   CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF MERCANTILE..........................    6
9.   CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF FIRSTAR.............................    8
10.  SHAREHOLDER ACTION ON BEHALF OF THE MERCANTILE FUND..................................................   11
11.  PROXY SOLICITATION MATERIALS.........................................................................   11
12.  FIRSTAR CONDITIONS...................................................................................   11
13.  MERCANTILE CONDITIONS................................................................................   13
14.  TAX OPINION..........................................................................................   14
15.  TAX DOCUMENTS........................................................................................   16
16.  FURTHER ASSURANCES...................................................................................   16
17.  TERMINATION OF REPRESENTATIONS AND WARRANTIES........................................................   16
18.  TERMINATION OF AGREEMENT.............................................................................   16
19.  AMENDMENT AND WAIVER.................................................................................   17
20.  GOVERNING LAW........................................................................................   17
21.  SUCCESSORS AND ASSIGNS...............................................................................   17
22.  BENEFICIARIES........................................................................................   17
23.  NOTICES..............................................................................................   17
24.  EXPENSES.............................................................................................   18
25.  ENTIRE AGREEMENT.....................................................................................   18
26.  COUNTERPARTS.........................................................................................   18
27.  NO BROKERS OR FINDERS................................................................................   18
28.  VALIDITY.............................................................................................   18
29.  EFFECT OF FACSIMILE SIGNATURE........................................................................   19
30.  HEADINGS.............................................................................................   19
31.  FIRSTAR LIABILITY....................................................................................   19
32.  MERCANTILE LIABILITY.................................................................................   19

                     AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 23/rd/ day of February 2001, by Firstar Funds, Inc. ("Firstar"), a Wisconsin corporation, and Mercantile Mutual Funds, Inc. ("Mercantile"), a Maryland corporation.

                                  BACKGROUND
                                  ----------

     WHEREAS, each of the parties hereto is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, Mercantile offers one investment portfolio known as the Mercantile Conning Money Market Portfolio (the "Mercantile Fund"), consisting of one class of shares designated as Class T shares in Mercantile's Charter;

     WHEREAS, Firstar has recently organized an investment portfolio known as the Firstar Conning Money Market Fund (the "Firstar Fund"), consisting on one class of shares designated as Class 26 shares in Firstar's Articles of Incorporation;

     WHEREAS, each of the parties hereto desires, upon the terms and subject to the conditions set forth herein, to enter into and perform the reorganization described herein (the "Reorganization"), pursuant to which, among other things, at the time hereinafter set forth, (1) the Mercantile Fund shall transfer substantially all of its Assets (as hereinafter defined), subject to substantially all of its Liabilities (as hereinafter defined), to the Firstar Fund, in exchange for shares issued by the Firstar Fund (the shares issued to the Mercantile Fund by the Firstar Fund in exchange for substantially all of the Assets, subject to substantially all of the Liabilities, of the Mercantile Fund in connection with the Reorganization, collectively, "Firstar Fund Shares"), and (2) the Mercantile Fund shall then distribute to its shareholders of record, the Firstar Fund Shares received by or on behalf of the Mercantile Fund;

     WHEREAS, each of the parties intends that the Firstar Fund will have nominal assets and liabilities before the Reorganization and will continue the investment operations of the Mercantile Fund; and

     WHEREAS, the parties intend that in connection with the Reorganization, Mercantile shall be deregistered and terminated as described in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.   Certain Definitions.  As used herein,
     -------------------

     (a) The term "Assets" shall mean all property and assets of every description and of any nature whatsoever including, without limitation, cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued), receivables (including dividend and interest receivables), deferred or prepaid expenses, good will and other intangible property, books and records, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in Section 2(d) hereof.

     (b) The term "Liabilities" shall mean all existing and future liabilities and obligations of any nature, whether accrued, absolute, contingent or otherwise, including, with respect to Mercantile and the Mercantile Fund, any obligation to indemnify Mercantile's current Directors, acting in their capacities as such, to the fullest extent permitted by law and Mercantile's Charter and Bylaws, in each case, as in effect as of the date of this Agreement.

2.   The Reorganization.
     ------------------

     (a)  At the Effective Time of the Reorganization (as hereinafter defined),
(i) the Mercantile Fund shall transfer, assign and convey to the Firstar Fund substantially all of the Assets, subject to substantially all of the Liabilities, of the Mercantile Fund, and (ii) the Firstar Fund shall accept all such Assets and assume all such Liabilities, such that at and after the Effective Time of the Reorganization: (1) substantially all of the Assets of the Mercantile Fund shall become and be Assets of the Firstar Fund, (2) substantially all of the Liabilities of the Mercantile Fund shall become and be liabilities of, and shall attach to, the Firstar Fund, and (3) such Liabilities of the Mercantile Fund may thenceforth be enforced only against the Firstar Fund to the same extent as if such Liabilities had been incurred by the Firstar Fund, subject to any defense and/or set off that Mercantile or the Mercantile Fund was entitled to assert immediately prior to the Effective Time of the Reorganization with respect to any such Liability, and subject to any defense and/or set off that Firstar or the Firstar Fund may from time to time be entitled to assert against the creditor thereof.

     (b) In exchange for the transfer of substantially all of the Assets of the Mercantile Fund to the Firstar Fund as provided in paragraph (a) above, the Firstar Fund shall assume substantially all of the Liabilities of the Mercantile Fund as provided in paragraph (a) above and shall also simultaneously issue, at the Effective Time of the Reorganization, to the Mercantile Fund, the number of full and fractional (to the third decimal place) Firstar Fund Shares of the Firstar Fund, determined and adjusted as provided in Section 3 hereof.

     (c) Immediately upon receipt of the Firstar Fund Shares of the Firstar Fund in accordance with paragraph (b) above, the Mercantile Fund shall distribute, in complete liquidation, pro rata to the shareholders of record of the Mercantile Fund at the Effective Time of the Reorganization (such shareholders of record of the Mercantile Fund as of such time, collectively, the "Recordholders"), the Firstar Fund Shares that have been so received, such that Recordholders of shares of the Mercantile Fund will be credited with full and fractional shares of the Firstar Fund.

     (d) At the Effective Time of the Reorganization, each shareholder of record of the Mercantile Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared before the Effective Time of the Reorganization shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Mercantile Fund that such person held on the Distribution Record Date.

     (e) Promptly upon receipt of instructions from Mercantile delivered pursuant to this paragraph (e), Firstar shall, in accordance with such instructions, record on its books the ownership, by the Recordholders, of the number of Firstar Fund Shares distributed to such Recordholders.

     (f) Promptly after the Mercantile Fund has liquidated as provided in paragraph (c) above, Mercantile shall cancel on its books all of the shares of the Mercantile Fund, and any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Firstar Fund Shares issued to the Mercantile Fund in accordance with paragraph (b) above.

     (g) Upon completion of the tasks required by paragraphs (a) through (f) above with respect to the Mercantile Fund, the transfer books of Mercantile with respect to the Mercantile Fund shall be permanently closed.

     (h) Prior to the Effective Time of the Reorganization (as hereinafter defined), Firstar and Mercantile shall file appropriate Articles of Transfer pursuant to the laws of the State of Maryland, effective as of the Effective Time of the Reorganization.

3.   Calculations.
     ------------

     (a) The number of Firstar Fund Shares issued to the Mercantile Fund pursuant to Section 2(b) hereof will be determined as follows:

          (1) The value (determined as of the Valuation Time (as hereinafter defined)) of the Mercantile Fund's Assets that are conveyed, less the Liabilities that are assumed, at the Effective Time of the Reorganization (as hereinafter defined) shall be divided by the net asset value of one share of the Firstar Fund that is to be delivered with respect thereto.

     (b) The net asset value of the Firstar Fund Shares shall be computed at the Valuation Time (as hereinafter defined) in the manner set forth in the Firstar Fund's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act"). The net asset value of shares of the Mercantile Fund shall be computed at the Valuation Time in the manner set forth in the Mercantile Fund's then current prospectus under the 1933 Act.

     4.   Valuation of Assets.
          -------------------

          (a) The value of the Assets of the Mercantile Fund shall be the value of such Assets computed as of the time at which the Mercantile Fund's net asset value is calculated at the Valuation Time (as hereinafter defined). The net asset value of the Assets of the Mercantile Fund to be transferred to the Firstar Fund shall be computed by Mercantile and shall be subject to adjustment by the amount, if any, agreed to by Mercantile and the Mercantile Fund and Firstar and the Firstar Fund. In determining the value of the securities transferred by the Mercantile Fund to the Firstar Fund, each security shall be priced in accordance with the pricing policies and procedures of the Mercantile Fund as described in its then current prospectus and statement of additional information. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by Mercantile, provided that such determination shall be subject to the approval of Firstar. Firstar and Mercantile agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Firstar Fund and those determined in accordance with the pricing policies and procedures of the Mercantile Fund.

          (b) It is understood and agreed that the net asset value of the Assets of the Mercantile Fund shall be based on the amortized cost valuation procedures that have been adopted by the Board of Directors of Mercantile; provided that if the difference between the per share net asset values of the Mercantile Fund and the Firstar Fund equals or exceeds $0.0010 at the Valuation Time, as computed by using market values in accordance with the policies and procedures established by Mercantile, either party shall have the right to postpone the Valuation Time and Effective Time of the Reorganization (as hereinafter defined) with respect to the Mercantile Fund until such time as the per share difference is less than $0.0010.

          (c) At least fifteen (15) business days prior to the Effective Time of the Reorganization (as hereinafter defined), the Mercantile Fund will provide the Firstar Fund with a schedule of its securities and other Assets and Liabilities of which it is aware, and the Firstar Fund will provide the Mercantile Fund with a copy of the current investment objective and policies of the Firstar Fund. The Mercantile Fund reserves the right to sell any of the securities or other Assets shown on the list of the Mercantile Fund's Assets prior to the Effective Time of the Reorganization but will not, without the prior approval of Firstar, acquire any additional securities other than securities which the Firstar Fund is permitted to purchase in accordance with its stated investment objective and policies. At least ten (10) business days prior to the Effective Time of the Reorganization, the Firstar Fund will advise the Mercantile Fund of any investments of the Mercantile Fund shown on such schedule which the Firstar Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. In the event that the Mercantile

     Fund holds any investments that the Firstar Fund would not be permitted to hold under its stated investment objective or policies, the Mercantile Fund, if requested by the Firstar Fund and to the extent permissible and consistent with the Mercantile Fund's own investment objective and policies, will dispose of such securities prior to the Effective Time of the Reorganization.


     5.   Valuation Time. Subject to Section 4(b) hereof, the valuation time
          --------------
shall be 4:00 p.m., Eastern Time, on ___________, 2001, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "Valuation Time"). Notwithstanding anything herein to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of Firstar or Mercantile, accurate appraisal of the value of the net assets of the Firstar Fund or the Mercantile Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Firstar Fund and the Mercantile Fund is practicable in the judgment of Firstar and Mercantile.

     6.   Effective Time of the Reorganization.
          ------------------------------------

          (a) Delivery by the Mercantile Fund of its Assets to the Firstar Fund, delivery by the Firstar Fund of its Firstar Fund Shares to the Mercantile Fund, and liquidation of the Mercantile Fund, in each case, pursuant to Section 2 hereof, shall occur at the opening of business on the next business day following the Valuation Time (or on such other date following the Valuation Time as is agreed to in writing by an authorized officer of each of the parties). The date and time at which the above-described actions are taken shall be the "Effective Time of the Reorganization". To the extent any Assets of the Mercantile Fund are, for any reason, not transferred to the Firstar Fund at the Effective Time of the Reorganization, Mercantile shall cause such Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

          (b) Prior to the Effective Time of the Reorganization, Firstar and Mercantile shall execute and file Articles of Transfer, effective as of the Effective Time of the Reorganization, with respect to the transactions contemplated by this Agreement with the Department of Assessments and Taxation of the State of Maryland ("Department of Assessments").

7.  Termination of Mercantile.  Promptly following the Effective Time of the
    -------------------------
Reorganization, Mercantile shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Mercantile has ceased to be an investment company; provided that until such order is granted, Mercantile shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). Mercantile shall, promptly after the Effective Time of the Reorganization, file any final regulatory reports, including, but not limited to, any Form N-SAR and Rule 24f-2 Notice, with respect to the Mercantile Fund. All reporting and other obligations of Mercantile shall remain the exclusive responsibility of Mercantile up to and including the date on which Mercantile is deregistered and dissolved. In addition, promptly following the Effective Time of the Reorganization, Mercantile shall take all other steps necessary and proper to effect its complete dissolution. Without limiting the generality of the foregoing, (a) the affairs of Mercantile shall be immediately wound up, its contracts discharged and its business liquidated; and (b) the Directors of Mercantile shall file Articles of Dissolution with the Department of Assessments and other documents required to dissolve Mercantile under Maryland law.

     8.   Certain Representations, Warranties, Covenants and Agreements of
          ----------------------------------------------------------------
          Mercantile.
          ----------
Mercantile, on behalf of itself and the Mercantile Fund, represents, warrants, covenants and agrees as follows:

          (a) Mercantile is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

          (b) Mercantile is duly registered with the SEC as an open-end, management investment company under the 1940 Act and such registration is in full force and effect as of the date hereof.

          (c) Mercantile has the power to own all of its Assets and, subject to the approval of shareholders referred to in Section 10 hereof, to carry out and consummate the transactions contemplated herein. Mercantile and the Mercantile Fund each currently has all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted and, upon the filing of Articles of Transfer with the Department of Assessments under Maryland law, to consummate the transactions contemplated by this Agreement.

          (d) This Agreement has been duly and validly authorized, executed and delivered by Mercantile, and represents the legal, valid and binding obligation of Mercantile, enforceable against Mercantile in accordance with the terms hereof, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and provided that the provisions of this Agreement intended to limit liability for particular matters to an investment portfolio and its assets, including but not limited to Section 32 of this Agreement, may not be enforceable. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement will not, violate Mercantile's Charter or Bylaws or any other organizational document of Mercantile or any material agreement, contract or other arrangement to which Mercantile is a party or by which Mercantile or its properties or Assets may be bound, subject or affected.

          (e) The Mercantile Fund has elected to qualify, and has qualified as of and since its first taxable year, as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the

     "Code"), and the Mercantile Fund currently qualifies, and shall continue to qualify, as a regulated investment company under such Part for its taxable year that includes the date on which the Effective Time of the Reorganization occurs.

          (f) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including, without limitation, interest, additions to tax, and penalties thereon (collectively, "Taxes"), that relate to the Assets of Mercantile or of the Mercantile Fund, and that are either due or properly shown to be due on any return filed by Mercantile or by the Mercantile Fund have been (or as of the Effective Time of the Reorganization shall have been) fully and timely paid or provided for; and, to Mercantile's knowledge, there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of Mercantile (or with respect to any Assets of the Mercantile Fund).

          (g) All federal and other tax returns and reports of Mercantile and the Mercantile Fund required by law to be filed on or before the Effective Time of the Reorganization have been or will be filed in a timely manner, and all federal and other taxes owed by Mercantile on behalf of the Mercantile Fund have been or will be timely paid so far as due, and to the best of Mercantile's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

          (h) The financial statements of the Mercantile Fund for eleven-month fiscal period ended October 31, 2001, examined by PricewaterhouseCoopers LLP, a copy of which has been previously furnished to Firstar, present fairly and in conformity with generally accepted accounting principles consistently applied (i) the financial condition of the Mercantile Fund as of the date indicated therein and (ii) the results of operations of the Mercantile Fund for the periods indicated therein.

          (i) At the Valuation Time and the Effective Time of the Reorganization with respect to the Mercantile Fund, all Liabilities of the Mercantile Fund which are required to be reflected in the net asset value per share of shares of the Mercantile Fund in accordance with applicable law are reflected in the net asset value per share of the Mercantile Fund.

          (j) To Mercantile's knowledge, there are currently, and at the Valuation Time and the Effective Time of the Reorganization with respect to the Mercantile Fund there shall be, no legal, administrative or other proceedings or investigations pending or, to Mercantile's knowledge, threatened against or otherwise involving Mercantile or the Mercantile Fund which could result in liability on the part of Mercantile or the Mercantile Fund.

          (k) Subject to the approval of shareholders referred to in Section 10 hereof and the filing of Articles of Transfer with the Department of Assessments under Maryland law, at both the Valuation Time and the Effective Time of the Reorganization , Mercantile, on behalf of the Mercantile Fund, shall have full right, power and authority to sell, assign, transfer and deliver the Assets of the Mercantile Fund. Upon delivery and payment for the Assets of the Mercantile Fund as contemplated in Section 2(b) above and the filing of Articles of Transfer with the Department of Assessments under Maryland law, the Firstar Fund shall acquire good and marketable title to the Assets of the Mercantile Fund, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

          (l) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation by Mercantile and by the Mercantile Fund of the transactions contemplated by this Agreement, except (i) the filing of Articles of Transfer with the Department of Assessments under Maryland law and (ii) as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, or state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

          (m) At the time of the shareholders' meeting referred to in Section 10 hereof and at the Effective Time of the Reorganization, the proxy statement of Mercantile shall, with respect to Mercantile and the Mercantile Fund: (i) comply in all material respects with the provisions of the 1934 Act and the 1940 Act (including, in the case of each of the foregoing, the rules and regulations thereunder), and (ii) not contain any untrue statement of material fact or omit to state a material fact that is required to be stated therein or that is necessary to make the statements thereon not misleading.

          (n) All of the issued and outstanding shares of the Mercantile Fund have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). All shares of the Mercantile Fund issued on or after the date hereof shall be duly and validly issued, fully paid and non-assessable and offered for sale and sold in conformity with all applicable federal and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). No shareholder of the Mercantile Fund currently has, or will hereafter have, any statutory or contractual preemptive right of subscription or purchase in respect of any shares of the Mercantile Fund.

          (o) Mercantile shall not sell or otherwise dispose of any Firstar Fund Shares received in the transactions contemplated herein, except in distribution to the Recordholders as contemplated herein.

9.        Certain Representations, Warranties, Covenants and Agreements of
          ----------------------------------------------------------------
Firstar.
-------
Firstar, on behalf of itself and the Firstar Fund, represents, warrants, covenants and agrees as follows:

          (a) Firstar is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin.

          (b) Firstar is duly and appropriately registered with the SEC as an open-end, management investment company under the 1940 Act and its registration with the SEC as such an investment company is in full force and effect as of the date hereof.

          (c) Firstar has the power to own all of its Assets and to carry out and consummate the transactions contemplated herein. Firstar has all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted and to consummate the transactions contemplated by this Agreement.

          (d) This Agreement has been duly and validly authorized, executed and delivered by Firstar, and represents the legal, valid and binding obligation of Firstar, enforceable against Firstar in accordance with the terms hereof, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and provided that the provisions of this Agreement intended to limit liability for particular matters to an investment portfolio and its assets, including but not limited to Sections 31 of this Agreement, may not be enforceable. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-laws of Firstar or any other organizational document of Firstar, or any agreement, contract or other arrangement to which Firstar is a party or by which Firstar or its properties or Assets may be bound, subject or affected.

          (e) The Firstar Fund intends to qualify, and to continue to qualify, as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code.

          (f) All Taxes that relate to the Assets of Firstar or the Firstar Fund, and that are either due or properly shown to be due on any return filed by Firstar or by the Firstar Fund, have been (or as of the Effective Time of the Reorganization shall have been) fully and timely paid or provided for; and to Firstar's knowledge, there are no levies, liens or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of Firstar (or with respect to any Assets of the Firstar Fund).

          (g) All federal and other tax returns and reports of Firstar and the Firstar Fund required by law to be filed on or before the Effective Time of the Reorganization have been or will be filed in a timely manner, and all federal and other taxes owed by Firstar on behalf of the Firstar Fund have been or will be timely paid so far as due, and to the best of Firstar's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

          (h) The financial statements of Firstar for its fiscal year ended October 31, 2000, examined by PricewaterhouseCoopers LLP, a copy of which has been previously furnished to Mercantile, present fairly and in conformity with generally accepted accounting principles consistently applied (i) the financial condition of Firstar as of the date indicated therein and (ii) the results of operations of Firstar for the periods indicated.

          (i) At the Valuation Time and the Effective Time of the Reorganization, all Liabilities of the Firstar Fund which are required to be reflected in the net asset value per share of the Firstar Fund Shares issued by the Firstar Fund pursuant to this Agreement in accordance with applicable law are reflected in the net asset value per share of the Firstar Fund.

          (j) To Firstar's knowledge, there are currently, and at the Valuation Time and the Effective Time of the Reorganization there shall be, no legal, administrative or other proceedings or investigations pending or, to Firstar's knowledge, threatened against or otherwise involving Firstar or the Firstar Fund which could result in liability on the part of Firstar or the Firstar Fund.

          (k) At the time of the shareholders' meeting referred to in Section 10 hereof and at the Effective Time of the Reorganization, the proxy statement of Mercantile shall, with respect to Firstar and the Firstar
     Fund: (i) comply in all material respects with the provisions of the 1934 Act and the 1940 Act (including, in the case of each of the foregoing, the rules and regulations thereunder), and (ii) not contain any untrue statement of material fact or omit to state a material fact that is required to be stated therein or that is necessary to make the statements thereon not misleading.

          (l) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity is required for the consummation by Firstar and by the Firstar Fund of the transactions contemplated by this Agreement except as may be required by the 1933 Act, 1934 Act, the 1940 Act or state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

          (m) The Firstar Fund Shares to be issued and delivered to the Mercantile Fund pursuant to the terms hereof shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, and fully paid and non-assessable, and no shareholder of the Firstar Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.


          (n) For the period beginning at the Effective Time of the Reorganization and ending not less than four years thereafter, Firstar shall provide or cause to be provided, liability coverage for the officers and Directors of Mercantile which covers the actions of such Directors and officers of Mercantile for the period they served as such and is at least comparable to the liability coverage currently applicable to the Directors and officers of Mercantile. Firstar agrees that all rights to indemnification existing in favor of the Directors of Mercantile, acting in their capacities as such, under Mercantile's Charter as in effect as of the date of this Agreement shall survive the Reorganization as obligations of Firstar, shall continue in full force and effect without any amendment thereto, and shall constitute rights which may be asserted against Firstar.

     10.  Shareholder Action on Behalf of the Mercantile Fund.  Prior to the
          ---------------------------------------------------
Effective Time of the Reorganization, the Board of Directors of Mercantile shall call, and Mercantile shall hold, a meeting of the shareholders of the Mercantile Fund for the purpose of considering and voting upon:

          (a) Approval of this Agreement and the transactions contemplated hereby, including, without limitation, the transfer by the Mercantile Fund to the Firstar Fund of substantially all of the Assets belonging to the Mercantile Fund and the assumption by the Firstar Fund of substantially all of the Liabilities of the Mercantile Fund, in exchange for the Firstar Fund Shares issued by the Firstar Fund to the Mercantile Fund in accordance with, and at the time set forth in, Section 2 hereof;

          (b) The liquidation of the Mercantile Fund through the distribution of the Firstar Fund Shares received by such Mercantile Fund to the Recordholders of the Mercantile Fund as described in this Agreement and the subsequent dissolution of Mercantile; and

          (c) Such other matters as may be determined by the Board of Directors of Mercantile.

     11.  Proxy Solicitation Materials. Mercantile shall file proxy solicitation
          ----------------------------
materials of the Mercantile Fund with the SEC pursuant to Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act with respect to the matters referred to in Section 10 above, and such supplements and amendments thereto as may be required.

     12.  Firstar Conditions. The obligations of Firstar (and of the Firstar
          ------------------
Fund) hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Directors of Mercantile (including the determinations required by Rule 17a-8(a) under the 1940 Act) and by the shareholders of the Mercantile Fund, in each case, in the manner required by law.

          (b) Mercantile shall have duly executed and delivered to Firstar, on behalf of the Mercantile Fund, such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as Firstar may deem necessary or desirable to transfer to the Firstar Fund all of the right, title and interest of the Mercantile Fund in and to substantially all of the Assets of the Mercantile Fund. In each case, the Assets of the Mercantile Fund so transferred shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

          (c) All representations and warranties of Mercantile made in this Agreement shall be true and correct in all material respects on the date hereof, at the Valuation Time and at the Effective Time of the Reorganization, in each case, as if made at and as of such time. As of the Valuation Time and at the Effective Time of the Reorganization, there shall have been no material adverse change in the financial position of the Mercantile

     Fund or of Mercantile since the date of the financial statements referred to in Section 8(h), other than those changes (including, without limitation, changes due to net redemptions) incurred in the ordinary course of business as an investment company since the date of the financial statements referred to in Section 8(h). At the Effective Time of the Reorganization, Firstar shall have received a certificate from the President or Vice President of Mercantile, dated as of such date, certifying on behalf of Mercantile that as of such date each of the conditions set forth in this clause (c) have been met.

          (d) Firstar shall have received an opinion of Drinker Biddle & Reath LLP, counsel to Mercantile, addressed to Firstar, in form and substance reasonably satisfactory to Firstar and dated the Effective Time of the Reorganization, to the effect that as of the date of such opinion, and subject to qualifications and conditions reasonably acceptable to Firstar:
     (i) Mercantile is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; (ii) this Agreement has been duly and validly authorized, executed and delivered by Mercantile and represents the legal, valid and binding obligation of Mercantile, enforceable against Mercantile in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance and similar laws relating to or affecting creditors' rights and remedies generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to the availability of any specific or equitable relief of any kind, or with respect to the provisions of this Agreement intended to limit liability for particular matters to the Mercantile Fund and its Assets, including but not limited to Sections 32 of this Agreement; (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Charter or Bylaws of Mercantile or any material agreement known to such counsel to which Mercantile is a party or by which Mercantile may be bound; and (iv) to such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Mercantile of the transactions contemplated by this Agreement, except such (including the filing of Articles of Transfer with the Department of Assessments) as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and Maryland corporate and securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). Such opinion may rely on the opinion of Venable, Baetjer and Howard, LLP to the extent set forth in such opinion.

          (e) The parties shall have received all permits, licenses and other authorizations necessary under applicable state securities laws to consummate the transactions contemplated by this Agreement and all such permits, licenses and other authorizations shall be in full force and effect at such time.

          (f) At the Effective Time of the Reorganization, Mercantile shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by Mercantile prior to or at the Valuation Time and the Effective Time of the Reorganization and Firstar shall have received a certificate from the President or Vice President of Mercantile, dated as of such date, certifying on behalf of Mercantile that the conditions set forth in this clause (f) have been, and continue to be, satisfied.

          (g) Mercantile's agreements with each of its service contractors shall have terminated at the Effective Time of the Reorganization and each party shall have received reasonable assurance that no claim for damages (liquidated or otherwise) will arise as a result of such termination.

          (h)  Firstar shall have received the tax opinion provided for in
     Section 14 hereof.


     13.  Mercantile Conditions.  The obligations of Mercantile (and of the
          ---------------------
Mercantile Fund) hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Directors of Firstar (including the determinations required by Rule 17a-8(a) under the 1940 Act) and by the shareholders of the Mercantile Fund, in each case, in the manner required by law.

          (b) All representations and warranties of Firstar made in this Agreement shall be true and correct in all material respects on the date hereof, at the Valuation Time and at the Effective Time of the Reorganization, in each case, as if made at and as of such time. As of the Valuation Time and at the Effective Time of the Reorganization, there shall have been no material adverse change in the financial position of Firstar since the date of the financial statements referred to in Section 9(h) other than those changes (including, without limitation, changes due to net redemptions) incurred in the ordinary course of business as an investment company since the date of the financial statements referred to in Section 9(h). At the Effective Time of the Reorganization, Mercantile shall have received a certificate from the President or Vice President of Firstar, dated as of such date, certifying on behalf of Firstar that as of such date each of the conditions set forth in this clause (b) have been met.

          (c) Mercantile shall have received an opinion of Drinker Biddle & Reath LLP, counsel to Firstar, addressed to Mercantile, in form and substance reasonably satisfactory to Mercantile and dated the Effective Time of the Reorganization, to the effect that as of the date of such opinion, and subject to qualifications and conditions reasonably acceptable to Mercantile: (i) Firstar is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin;
     (ii) the shares of the Firstar Fund to be delivered to the Mercantile Fund are duly authorized and upon delivery will be registered under the 1933 Act and the 1940 Act, validly issued, fully paid and non-assessable by the Firstar Fund, and to such counsel's knowledge, no shareholder of Firstar has any statutory preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly and validly authorized, executed and delivered by Firstar and represents the legal, valid and binding obligation of Firstar, enforceable against Firstar in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance and similar laws relating to or affecting creditors' rights and remedies generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to the availability of any specific or equitable relief of any kind, or with respect to the provisions of this Agreement intended to limit liability for particular matters to the Firstar Fund and its Assets, including but not limited to Section 31 of this Agreement; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or Bylaws of Firstar, or any material agreement known to such counsel to which Firstar is a party or by which Firstar may be bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Firstar of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Wisconsin securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). Such opinion may rely on the opinion of Foley & Lardner to the extent set forth in such opinion.

          (d) The parties shall have received all permits, licenses and other authorizations necessary under applicable state securities laws to consummate the transactions contemplated by this Agreement, and all such permits, licenses and other authorizations shall be in full force and effect at such time.

          (e) At the Effective Time of the Reorganization, Firstar shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by Firstar prior to or at the Valuation Time and the Effective Time of the Reorganization and Mercantile shall have received a certificate from the President or Vice President of Firstar, dated as of such date, certifying on behalf of Firstar that the conditions set forth in this clause (e) have been, and continue to be, satisfied.

          (f)  Mercantile shall have received the tax opinion provided for in
     Section 14 hereof.

     14.  Tax Opinion.  Firstar and Mercantile shall receive an opinion of
          -----------
Drinker Biddle & Reath LLP addressed to both Firstar and Mercantile, in a form reasonably satisfactory to them and dated as of the Effective Time of the Reorganization, substantially to the effect that on the basis of facts, representations, and assumptions set forth in such opinion, and subject to qualifications and exceptions reasonably acceptable to the parties:

          (a) The Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Mercantile Fund and the Firstar Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code with respect to the Reorganization;

          (b) In accordance with Section 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Mercantile Fund upon the transfer of substantially all of its Assets and substantially all of its Liabilities to the Firstar Fund in exchange for the Firstar Fund Shares;

          (c) In accordance with Section 1032(a) of the Code, no gain or loss will be recognized by the Firstar Fund upon the receipt of substantially all of the Assets and assumption of substantially all of the Liabilities of the Mercantile Fund in exchange for the Firstar Fund Shares;

          (d) In accordance with Section 362(b) of the Code, the basis of the Mercantile Fund's Assets received by the Firstar Fund pursuant to the Reorganization will be the same as the basis of those Assets in the hands of the Mercantile Fund immediately prior to the Reorganization;

          (e) In accordance with Section 1223(2) of the Code, the holding period of the Mercantile Fund's Assets in the hands of the Firstar Fund will include the period for which such assets have been held by the Mercantile Fund;

          (f) In accordance with Section 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Mercantile Fund on the distribution to its shareholders of the Firstar Fund Shares to be received by the Mercantile Fund in the Reorganization;

          (g) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Mercantile Fund upon their receipt of the Firstar Fund Shares in exchange for such shareholders' shares of the Mercantile Fund;

          (h) In accordance with Section 358(a)(1) of the Code, the basis of the Firstar Fund Shares received by the shareholders of the Mercantile Fund will be the same as the basis of the Mercantile Fund shares surrendered by such shareholders pursuant to the Reorganization;

          (i) In accordance with Section 1223(1) of the Code, the holding period for the Firstar Fund Shares received by each Mercantile Fund shareholder will include the period during which such shareholder held the Mercantile Fund shares surrendered therefor, provided that the Mercantile Fund shares are held as a capital asset in the hands of such Mercantile Fund shareholder on the date of the exchange; and

          (j) The Firstar Fund will succeed to and take into account the tax attributes described in Section 381(c) of the Code of the Mercantile Fund as of the Effective Time of the Reorganization, subject to the conditions and limitations specified in the Code.

     In rendering the opinion described in this paragraph, Drinker Biddle & Reath LLP may require and, to the extent it deems necessary and appropriate, may rely upon representations made in certificates of the Firstar Fund and the Mercantile Fund, their affiliates, and principal shareholders.

     15.  Tax Documents.  Mercantile shall deliver to Firstar at the Effective
          -------------
Time of the Reorganization, confirmations and/or other evidence satisfactory to Firstar as to the adjusted tax basis of the Assets of the Mercantile Fund delivered to the Firstar Fund in accordance with the terms of this Agreement.

     16.  Further Assurances.  Subject to the terms and conditions herein
          ------------------
provided, each of the parties hereto shall use its best efforts to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such other party's obligations hereunder. In addition, Mercantile shall deliver or cause to be delivered to Firstar, each account, book, record and other document of Mercantile required to be maintained by Mercantile pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of whose possession they are in).

     17.  Termination of Representations and Warranties.  The representations
          ---------------------------------------------
and warranties of the parties set forth in this Agreement shall terminate upon the consummation of the transactions contemplated herein; provided, however, that nothing contained in this Section 17 shall be construed (a) to terminate the obligations of the Firstar Fund to discharge the Liabilities of the Mercantile Fund assumed pursuant to Section 2(b) hereof, or (b) to terminate the obligations of Firstar to provide liability coverage for the Directors and officers of Mercantile and to indemnify the Directors of Mercantile, in each case, pursuant to the covenants set forth in Section 9(n) hereof.

     18.  Termination of Agreement.  This Agreement may be terminated by a party
          ------------------------
at any time at or prior to the Effective Time of the Reorganization by a vote of a majority of such party's Board of Directors as provided below:

          (a) By Firstar if the conditions set forth in Section 12 are not satisfied as specified in said Section;

          (b) By Mercantile if the conditions set forth in Section 13 are not satisfied as specified in said Section; or

          (c)  By mutual consent of both parties.

If a party terminates this Agreement because one or more of its conditions have not been fulfilled, or if this Agreement is terminated by mutual consent, this Agreement will become null and void insofar as it is so terminated without any liability of any party to the other parties except as otherwise provided herein.

     19.  Amendment and Waiver.  At any time prior to or (to the fullest extent
          --------------------
permitted by applicable law) after approval of this Agreement by the shareholders of Mercantile pursuant to Section 10 hereof, (a) the parties hereto may, by written agreement authorized by their respective Boards of Directors and with or without the approval of their shareholders, amend, modify or terminate any of the provisions of this Agreement, and (b) any party may waive any breach by any other party or any failure by any other party to satisfy any of the conditions to the obligations of the waiving party (such waiver to be in writing and authorized by an authorized officer of the waiving party) with or without the approval of such party's shareholders.

     20.  Governing Law.  This Agreement and the transactions contemplated
          -------------
hereby shall be governed, construed and enforced in accordance with the internal laws of the State of Wisconsin, without giving effect to the conflicts of law principles of such state.

     21.  Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by any party without the prior written consent of the other party.

     22.  Beneficiaries.  Nothing contained in this Agreement shall be deemed to
          -------------
create rights in persons not parties hereto (including, without limitation, any shareholder of Firstar or Mercantile), other than (a) the Directors and officers of Mercantile with respect to the covenants set forth in Section 9(n) hereof, and (b) the successors and permitted assigns of the parties.

     23.  Notices.  All notices required or permitted herein shall be in writing
          -------
and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case, properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

          If to Firstar:

          Firstar Funds, Inc.
          615 East Michigan Street
          P.O. Box 3011
          Milwaukee, WI  53201-3011

          With copies to:

          W. Bruce McConnel, Esq.
          Drinker Biddle & Reath LLP
          One Logan Square
          18th & Cherry Streets
          Philadelphia, PA  19103-6996
          Telecopier Number:  (215) 988-2757

          If to Mercantile:

          Mercantile Mutual Funds, Inc.
          615 East Michigan Street
          P.O. Box 3011
          Milwaukee, WI  53201-3011

          With copies to:
          Mary Jo Reilly, Esq.
          Drinker Biddle & Reath LLP
          One Logan Square
          18th & Cherry Streets
          Philadelphia, PA  19103-6996
          Telecopier Number:  (215) 988-2757

     24.  Expenses.  With regard to the expenses incurred by Mercantile and
          --------
Firstar in connection with this Agreement and the transactions contemplated hereby, FIRMCO shall bear such expenses or cause one of its affiliates to bear such expenses.

     25.  Entire Agreement.  This Agreement embodies the entire agreement and
          ----------------
understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

     26.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     27.  No Brokers or Finders. Mercantile, on behalf of both itself and the
          ---------------------
Mercantile Fund, and Firstar, on behalf of both itself and the Firstar Fund, each hereby represents and warrants to the other party hereto that that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     28.  Validity. Whenever possible, each provision and term of this Agreement
          --------
shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

     29.  Effect of Facsimile Signature. A facsimile signature of an authorized
          -----------------------------
officer of a party hereto on this Agreement and/or any Transfer Document shall have the same effect as if executed in the original by such officer.

     30.  Headings. The headings contained herein are for reference purposes
          --------
only and shall not affect in any way the meaning or interpretation of this Agreement.

     31.  Firstar Liability.  Both parties specifically acknowledge and agree
          -----------------
that any liability of Firstar under this Agreement with respect to the Firstar Fund, or in connection with the transactions contemplated herein with respect to the Firstar Fund, shall be discharged only out of the assets of the Firstar Fund and that no other portfolio of Firstar shall be liable with respect thereto.

     32.  Mercantile Liability.  Both parties specifically acknowledge and agree
          --------------------
that any liability of Mercantile under this Agreement with respect to the Mercantile Fund, or in connection with the transactions contemplated herein with respect to the Mercantile Fund, shall be discharged only out of the assets of the Mercantile Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                 FIRSTAR FUNDS, INC.



                                 By: ___________________________
                                      Name:
                                      Title:


                                 MERCANTILE MUTUAL FUNDS, INC.



                                 By: ___________________________
                                      Name:  Jerry V. Woodham
                                      Title: President

                                 Firstar Investment Research & Management
                                 Company, LLC, hereby joins in this Agreement with respect to, and agrees to be bound by,
                                 Section 24.


                                 By: ___________________________
                                      Name:
                                      Title:

MERCANTILE MUTUAL FUNDS, INC.                                                     VOTE THIS PROXY CARD TODAY
615 EAST MICHIGAN STREET
P.O. BOX 3011                                                                     MERCANTILE MUTUAL FUNDS, INC.
MILWAUKEE, WISCONSIN  53202-3011                                                    615 EAST MICHIGAN STREET
                                                                                           P.O. BOX 3011
                                                                                  MILWAUKEE, WISCONSIN 53202-3011

                                                                               MERCANTILE CONNING MONEY MARKET PORTFOLIO

                                                                                   SPECIAL MEETING OF SHAREHOLDERS

                                                                          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                                                                          MERCANTILE MUTUAL FUNDS, INC. ("MERCANTILE") FOR USE
                                                                          AT A SPECIAL MEETING OF SHAREHOLDERS OF THE MERCANTIL
                                                                          CONNING MONEY MARKET PORTFOLIO TO BE HELD ON MAY 31,
                                                                          2001 AT 11:00 A.M. (EASTERN TIME) AT THE OFFICES OF
                                                                          MERCANTILE'S COUNSEL, DRINKER BIDDLE & REATH LLP, ONE
                                                                          LOGA SQUARE, 18th AND CHERRY STREETS, PHILADELPHIA,
                                                                          PENNSYLVANIA.

                                                                          The undersigned hereby appoints Michelle M. Lombardo,
                                                                          Michael E. Dresnin and Mary Jo Reilly and each of them,
                                                                          with full power of substitution, as proxies of the
                                                                          undersigned to vote at the above-referenced Special
                                                                          Meeting of Shareholders, and a all adjournments thereo
                                                                          all shares of Class T common stock representing
                                                                          interest in of the Mercantile Conning Money Market
                                                                          Portfolio held of record by the undersigned on the
                                                                          record date for the Special Meeting, upon the following
TO VOTE BY TELEPHONE                                                      matter, and at their discretion upon any other matter
                                                                          which may properly come before the Special Meeting.
1)   Read the Proxy Statement and have the Proxy Card below at hand.
2)   Call 1-800-690-6903                                                  THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH
3)   Enter the 12-digit control number set forth on the Proxy Card        RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING
     and follow the simple instructions.                                  PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY
                                                                          WILL BE VOTED FOR THE PROPOSAL.
TO VOTE BY INTERNET

1)   Read the Proxy Statement and have the Proxy Card below at hand.
2)   Go to Website www.proxyvote.com
                   -----------------
3)   Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS                                   KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

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
MERCANTILE CONNING MONEY MARKET PORTFOLIO

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS OF THE MERCANTILE CONNING MONEY
MARKET PORTFOLIO AND THE PROXY STATEMENT DATED APRIL ___, 2001.

VOTE ON PROPOSALS

1   To approve an Agreement and Plan of Reorganization dated as of February 23,
2001 by and between Mercantile Mutual Funds, Inc. ("Mercantile") and Firstar
Funds, Inc. ("Firstar Funds"), and joined in for certain limited purposes by
Firstar Investment Research & Management Company, LLC, which provides for and contemplates (a) the transfer of substantially all of the assets and liabilities of the Mercantile Conning Money Market Portfolio (the "Mercantile Conning
Portfolio") to the Firstar Conning Money Market Fund, a newly organized portfolio of Firstar Funds, in exchange for shares of the Firstar Conning Money
Market Fund of equal value; (b) the distribution of the shares of the Firstar
Conning Money Market Fund to shareholders of the Mercantile Conning Portfolio;            FOR         AGAINST           ABSTAIN
and (c) the dissolution of Mercantile under state law and the deregistration of
Mercantile under the Investment Company Act of 1940, as amended.                          [_]            [_]              [_]


Please sign below exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

------------------------------------------------- ---------            ----------------------------------------------- -------------

------------------------------------------------- ---------            ----------------------------------------------- -------------
    Signature [PLEASE SIGN WITHIN BOX]              Date                   Signature (Joint Owners)                      Date
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